As filed with the Securities and Exchange Commission on April 29, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 29, 2015

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2014 (the Annual Report), Bank of America Corporation (the Corporation) may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Annual Report, the Corporation reported its results of operations through five business segments: Consumer & Business Banking (CBB), Consumer Real Estate Services (CRES), Global Wealth & Investment Management (GWIM), Global Banking and Global Markets, with the remaining operations recorded in All Other. Effective January 1, 2015, to align the segments with how we manage the businesses in 2015, the Corporation changed its basis of presentation, and following such change, reports its results of operations through the following five business segments: Consumer Banking, Global Wealth & Investment Management (GWIM), Global Banking, Global Markets and Legacy Assets & Servicing (LAS), with the remaining operations recorded in All Other. The Home Loans business, which was included in the former CRES segment, is now included in Consumer Banking, and LAS (also in the former CRES segment) has become a separate segment. A portion of the Business Banking business, based on the size of the client, was moved from the former CBB segment to Global Banking, and the former CBB segment was renamed Consumer Banking. Also, the Corporation's merchant services joint venture moved from the former CBB segment to All Other. In addition, certain management accounting methodologies, including the treatment of intersegment assets and liabilities, and related allocations were refined. Prior periods have been reclassified for comparability.

This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the Annual Report only to the extent this information is impacted by the revised business segment reporting methodology. Portions of the following items from the Annual Report have been updated to reflect the revised business segment methodology:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).

•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

All updates to the Annual Report relate solely to the presentation of segment specific disclosures on a basis consistent with how management currently evaluates the results of the segments. The revised reporting structure did not impact the consolidated balance sheet or the consolidated statements of income, changes in shareholders’ equity and cash flows. The information in this Current Report on Form 8-K is presented as of December 31, 2014 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23	Consent of PricewaterhouseCoopers LLP
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Part II, Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definitions Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Rudolf A. Bless
Name:	Rudolf A. Bless
Title:	Chief Accounting Officer
Dated: April 29, 2015

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

23	Consent of PricewaterhouseCoopers LLP
99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Part II, Item 8. Financial Statements and Supplementary Data
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definitions Linkbase Document